UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

November 3, 2005

Date of Report (Date of earliest event reported)

Captaris, Inc.

(Exact Name of Registrant as Specified in Charter)

Washington	0-25186	91-1190085

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

10885 N.E. 4th Street, Suite 400
Bellevue, Washington		98004

(Address of principal executive offices)		(Zip Code)

(425) 455-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.      Results of Operations and Financial Condition

          On November 3, 2005, Captaris, Inc. issued a press release announcing its financial results for the third quarter ended September 30, 2005.  The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

          The information in this Current Report, including but not limited to Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section.  The information in this Current Report, including but not limited to Exhibit 99.1, shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.     Financial Statements and Exhibits

          (d)       Exhibits.

Exhibit No.	Description

99.1	Press Release dated November 3, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Captaris, Inc.

Dated: November 3, 2005	By:	/s/ Peter Papano

Peter Papano
Chief Financial Officer